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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                         Date of Report: July 13, 1995



                                 STAODYN, INC.
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             (Exact name of Registrant as specified in its charter)


            Delaware                0-8350              84-0684224
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        (State or other          (Commission         (IRS Employer
        jurisdiction of          file number)      Identification No.)
        incorporation)


        1225 Florida Avenue, Longmont, Colorado          80501
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        (Address of principal executive offices)       (Zip Code)


                                (303) 772-3631
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          (Registrant's telephone number, including area code)



                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
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       The Registrant announced that Patrick F. Crane had joined its Board of
Directors effective July 12, 1995. A copy of the Press Release relating to this action is attached.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         STAODYN, INC.

                         By:/s/ MICHAEL J. NEWMAN
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                         Michael J. Newman
                         Vice President - Finance & Administration



Dated: July 13, 1995